Exhibit 10.27

FIRST AMENDMENT TO CREDIT AGREEMENT

This First Amendment to Credit Agreement (this “Amendment”) dated as of May 31, 2019 is entered into among:

RESTORATION HARDWARE, INC., a Delaware corporation, as the Lead Borrower;

the OTHER BORROWERS party hereto;

the GUARANTORS party hereto;

the LENDERS party hereto, and

BSP AGENCY, LLC, as Administrative Agent and Collateral Agent;

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

WITNESSETH:

WHEREAS, reference is made to that certain Credit Agreement dated as of April 9, 2019 (as heretofore or hereafter amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”) by, among others, the Lead Borrower, the other Borrowers party thereto, the Guarantors, the Lenders party thereto, and the Agent; and

WHEREAS, the parties to the Credit Agreement desire to modify certain other provisions of the Credit Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and benefits to be derived herefrom, the parties hereto agree as follows:

1.	Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

2.

Representations and Warranties. Each Loan Party hereby represents and warrants to the Agents and the Lenders that (a) all representations and warranties of the Loan Parties contained in the Credit Agreement and other Loan Documents are true and correct in all material respects on and as of the date hereof, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and (ii) in the case of any representation and warranty qualified by materiality, they are true and correct in all respects, and (b) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing or would result from the effectiveness of this Amendment.

3.	Ratification of Loan Documents. The Credit Agreement, as hereby amended, and all other Loan Documents, are hereby ratified and re-affirmed in all respects and shall continue in full force and effect.

4.	Amendment to Credit Agreement. Effective as of April 10, 2019, Section 6.01(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(c) as soon as available, but in any event within 30 days after the end of each of the Fiscal Months of each Fiscal Year of the Lead Borrower (except the last Fiscal Month of each of the first three Fiscal Quarters of each Fiscal Year), a consolidated balance sheet of Holdings and its Relevant Subsidiaries as at the end of such Fiscal Month, and the related consolidated statements of income or operations, Shareholders’ Equity and cash flows for such Fiscal Month, and for the portion of the Lead Borrower’s Fiscal Year then ended, setting forth in each case in comparative form the figures for (A) such period set forth in the projections delivered pursuant to Section 6.01(d) hereof, (B) the corresponding Fiscal Month of the previous Fiscal Year and (C) the corresponding portion of the previous fiscal year, all in reasonable detail, certified by a Responsible Officer of the Lead Borrower as fairly presenting the financial condition, results of operations, Shareholders’ Equity and cash flows of Holdings and its Relevant Subsidiaries as of the end of such Fiscal Month in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes (provided that, notwithstanding the foregoing, with respect to each of the Fiscal Months ending February 2019 and March 2019, the Loan Parties shall deliver such Fiscal Month-end unaudited financial statements (and other information required by this Section 6.01(c)) to the Agent on or prior to June 19, 2019);”

5.	Conditions to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent has been fulfilled to the satisfaction of the Agent:

a.	This Amendment shall have been duly executed and delivered by the Borrowers, the other Loan Parties, and the Required Lenders party hereto.

b.

The Agent shall have received a copy of a Fourth Amendment to Eleventh Amended and Restated Credit Agreement with respect to the First Lien Loan Agreement (as defined below) in form and substance satisfactory to the Agent, duly executed by the Borrowers, Guarantors, First Lien Lenders (as defined below, as applicable) and Bank of America, N.A., as administrative agent and collateral agent (the “First Lien Agent”) under that certain Eleventh Amended and Restated Credit Agreement, dated as of June 28, 2017 (as heretofore amended, restated, supplemented or otherwise modified and in effect from time to time, the “First Lien Loan Agreement”) by and among the Borrowers, Guarantors, First Lien Agent and the lenders party thereto (the “First Lien Lenders”).

c.

All action on the part of the Borrowers and the other Loan Parties necessary for the valid execution, delivery and performance by the Borrowers and the other Loan Parties of this Amendment and the other Loan Documents shall have been duly and effectively taken.

d.	After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

6.	Binding Effect. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their heirs, representatives, successors and assigns.

7.	Miscellaneous.

a.

The parties acknowledge and agree that (i) this Amendment shall be retroactive to April 10, 2019, and (ii) the effect of this Amendment shall be to cure and waive any default or event of default occurring on or after April 10, 2019 and prior to the effectiveness of this Amendment related directly or indirectly to the Loan Parties providing monthly financial statements or other information to lenders under Section 6.01(c) of the Credit Agreement or otherwise for the Fiscal Months ending February 2019 and March 2019.

b.

The Borrowers shall reimburse the Agent and the Lenders for all reasonable out-of-pocket costs and expenses, including, reasonable attorneys’ fees of one primary counsel and necessary local counsel, in connection with or relating to this Amendment, such reimbursement to be made promptly following the issuance to the Borrowers of an invoice with respect to such costs and expenses.

c.

Except as modified hereby, all terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. Without limiting the foregoing, the Loan Parties hereby acknowledge, confirm and agree that the Security Documents and any and all Collateral pledged pursuant thereto to the Agent, for the benefit of the Credit Parties, shall continue to secure all applicable Obligations at any time and from time to time outstanding under the Credit Agreement and the other Loan Documents, as such Obligations have been modified pursuant to this Amendment.

d.

This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment constitutes the entire contract among the parties relating to the subject matter of this Amendment and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, pdf or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

e.	THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

BORROWERS:

RESTORATION HARDWARE, INC., as Lead Borrower

By:	/s/ Jack Preston

Name:	Jack Preston
Title:	Chief Financial Officer, Treasurer and
Secretary

GUARANTORS:

RH US, LLC, as a Guarantor

By:	/s/ Jack Preston

Name:	Jack Preston
Title:	Chief Financial Officer, Treasurer and
Secretary

WATERWORKS OPERATING CO., LLC, as a Guarantor

By:	/s/ Jack Preston

Name:	Jack Preston
Title:	Treasurer and Secretary

WATERWORKS IP CO., LLC, as a Guarantor

By:	/s/ Jack Preston

Name:	Jack Preston
Title:	Treasurer and Secretary

RH YOUNTVILLE, INC., as a Guarantor

By:	/s/ Edward T. Lee

Name:	Edward T. Lee
Title:	Secretary

RHM, LLC, as a Guarantor

By:	/s/ Jack Preston

Name:	Jack Preston
Title:	Chief Financial Officer, Treasurer and
Secretary

[Signature Page to First Amendment to Credit Agreement]

AGENT:

BSP AGENCY, LLC, as Agent By: Benefit Street Partners L.L.C., its sole Member

By:	/s/ Ira Wishe

Name:	Ira Wishe
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement]

LENDERS:

BENEFIT STREET PARTNERS DEBT FUND IV LP, as Lender By: Benefit Street Partners Debt Fund IV GP LP, its general partner By: Benefit Street Partners Debt Fund IV Ultimate GP Ltd., its general partner

By:	/s/ Ira Wishe

Name:	Ira Wishe
Title:	Authorized Signatory

BENEFIT STREET PARTNERS SENIOR SECURED OPPORTUNITIES FUND L.P., as Lender By: BSP Senior Secured Opportunities Fund GP LP, its general partner

By:	/s/ Ira Wishe

Name:	Ira Wishe
Title:	Authorized Signatory

BSP SENIOR SECURED DEBT FUND SPV-1 L.P., as Lender By: Benefit Street Partners L.L.C., its collateral manager

By:	/s/ Ira Wishe

Name:	Ira Wishe
Title:	Authorized Signatory

OPPORTUNITY FUND II SPV-1 L.P., as Lender By: Benefit Street Partners L.L.C., its collateral manager

By:	/s/ Ira Wishe

Name:	Ira Wishe
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement]

BENEFIT STREET PARTNERS SMA-C II SPV L.P., as Lender By: Benefit Street Partners L.L.C., its portfolio manager

By:	/s/ Ira Wishe

Name:	Ira Wishe
Title:	Authorized Signatory

BUSINESS DEVELOPMENT CORPORATION OF AMERICA, as Lender

By:	/s/ Ira Wishe

Name:	Ira Wishe
Title:	Authorized Signatory

BENEFIT STREET PARTNERS SMA LM LP, as Lender By: Benefit Street Partners SMA LM GP L.P., its general partner By: Benefit Street Partners SMA LM Ultimate GP LLC, its general partner

By:	/s/ Ira Wishe

Name:	Ira Wishe
Title:	Authorized Signatory

BENEFIT STREET PARTNERS SMA-K SPV, as Lender By: Benefit Street Partners L.L.C., its collateral manager

By:	/s/ Ira Wishe

Name:	Ira Wishe
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement]

APOLLO TACTICAL VALUE SPN INVESTMENTS, L.P., as Lender By: Apollo Tactical Value SPN Management, LLC, its investment manager

By:	/s/ Joseph D. Glatt

Name:	Joseph D. Glatt
Title:	Vice President

APOLLO CENTRE STREET PARTNERSHIP, L.P., as Lender By: Apollo Centre Street Management, LLC, its investment manager

By:	/s/ Joseph D. Glatt

Name:	Joseph D. Glatt
Title:	Vice President

APOLLO MOULTRIE CREDIT FUND, L.P., as Lender By: Apollo Moultrie Credit Fund Management, LLC, its investment manager

By:	/s/ Joseph D. Glatt

Name:	Joseph D. Glatt
Title:	Vice President

APOLLO ACCORD MASTER FUND IT, L.P., as Lender By: Apollo Accord Management II, LLC, its investment manager

By:	/s/ Joseph D. Glatt

Name:	Joseph D. Glatt
Title:	Vice President

[Signature Page to First Amendment to Credit Agreement]

APOLLO TR OPPORTUNISTIC LTD., as Lender By: Apollo Total Return Management LLC and Apollo Total Return Enhanced Management LLC, its investment managers

By:	/s/ Joseph D. Glatt

Name:	Joseph D. Glatt
Title:	Vice President

APOLLO LINCOLN FIXED INCOME FUND, L.P., as Lender By: Apollo Lincoln Fixed Income Management, LLC, its investment manager

By:	/s/ Joseph D. Glatt

Name:	Joseph D. Glatt
Title:	Vice President

APOLLO ATLAS MASTER FUND, LLC, as Lender By: Apollo Atlas Management, LLC, its investment manager

By:	/s/ Joseph D. Glatt

Name:	Joseph D. Glatt
Title:	Vice President

[Signature Page to First Amendment to Credit Agreement]